UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13©(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

(1) We are a remote-friendly company, with several hubs and locations for employees to collaborate. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to the Articles of Incorporation

On May 1, 2023, pursuant to shareholder approval received on April 27, 2023, Vinco Ventures, Inc. (the “Company”) increased its authorized shares of common stock to 750,000,000 and authorized shares of preferred stock to 5,000,000 through the filing of a certificate of change with the Secretary of State of the State of Nevada.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 27, 2023, the shareholders of the Company approved the proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1)	At the meeting, the vote on the election of five directors for an annual term to hold office until their successors have been duly elected and qualified was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Roderick Vanderbilt	153,019,962	77,472,037	47,747,969
Brian Hart	154,090,970	76,401,029	47,747,969
Lisa King	150,374,216	80,117,783	47,747,969
Jesse Law	158,174,489	72,317,510	47,747,969
Richard Levychin	158,044,457	72,447,542	47,747,969

2)	At the Meeting, the vote on a proposal regarding ratification of Marcum, LLP as the Company’s independent auditors for the year ending December 31, 2023, was as follows:

FOR	AGAINST	ABSTAIN
206,279,096	64,535,930	7,424,942

3)	At the meeting, the vote on a proposal to approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock (the “Common Stock”) from 249,000,000 to 750,000,000, was as follows:

FOR	AGAINST	ABSTAIN
166,887,497	108,539,196	2,813,275

4)	At the meeting, the vote on a proposal to approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our preferred stock (the “Preferred Stock”) from 1,000,000 to 5,000,000, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
133,394,897	95,296,178	1,800,924	47,747,969

5)	At the meeting, the vote on a proposal to amend our articles to authorize the Board to effect a reverse stock split in a range of 1:2-1:20, was as follows:

FOR	AGAINST	ABSTAIN
182,806,366	91,771,512	3,662,090

6)	At the meeting, the vote to approve issuance of common stock upon the conversion of Notes and Warrants and the Company’s Series A Preferred Stock, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
151,400,559	77,103,885	1,891,555	47,747,969

7)	At the meeting, the vote on the proposal to approve issuance of shares of common stock upon conversion of our Series B Preferred Stock, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
144,470,861	84,005,309	2,015,829	47,747,969

8)	At the meeting, the vote on the proposal to approve issuance of shares of common stock issuable under our proposed PIPE financing transaction, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
118,181,154	83,596,552	28,714,293	47,747,969

9)	At the meeting, the vote on a proposal to approve our acquisition of assets of A360 Media and potential resulting change in control, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
122,983,870	77,421,714	30,086,415	47,747,969

10)	At the meeting, the vote on a proposal regarding an advisory vote on “say on pay,” was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
152,596,975	74,851,490	3,043,534	47,747,969

11)	At the meeting, the vote on a proposal regarding the frequency of nonbinding advisory vote on “say on pay,” was as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
76,932,268	26,981,051	113,127,419	13,451,261	47,747,969

Item 9.01 Exhibits

99.1	Certificate of Change
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2023

VINCO VENTURES, INC.

By:	/s/ Chris Polimeni
Name:	Chris Polimeni
Title:	CFO